                                                                    Exhibit 99.2
                                MERCK & CO., INC.
                           OTHER FINANCIAL DISCLOSURES
                                 SECOND QUARTER
                                      2004

NET PRODUCT SALES DETAIL (millions of dollars)
----------------------------------------------

                                                                       2Q `04 vs. 2Q `03
                                    -----------------------------------------------------------------------------------------------
                                              TOTAL           TOTAL           U.S.            U.S.           FOREIGN         FOREIGN
       PRODUCT                                % CHG(1)         $            % CHG(1)          $             % CHG             $
-----------------------------------------------------------------------------------------------------------------------------------
                          AGGRASTAT            -17%             21               *               -              9%              21
                            ARCOXIA               *             62               -               -              *               62
                           CANCIDAS             65%            101             64%              58             66%              43
                    COZAAR / HYZAAR             34%            725             70%             259             20%             466
                 CRIXIVAN / STOCRIN            -21%             64            -75%               6              2%              58
                              EMEND            -39%              9            -42%               8               *               1
                            FOSAMAX             45%            792             58%             438             32%             354
                             INVANZ             86%             16             69%              11               *               4
                             MAXALT             56%             79             87%              51             20%              28
                           PRIMAXIN              5%            153             12%              36              3%             117
                           PROPECIA             28%             65             54%              32             10%              33
                            PROSCAR              2%            185             -1%              95              6%              90
                          SINGULAIR             52%            643             67%             453             26%             189
             TIMOPTIC / TIMOPTIC XE            -10%             39            -60%               2             -2%              36
                   TRUSOPT / COSOPT              8%            133             12%              58              6%              75
                VASOTEC / VASERETIC             -3%            195               *               -             -5%             195
                              VIOXX            -18%            653            -35%             357             20%             296
                              ZOCOR             12%          1,370             27%             958            -11%             411
                 HEPATITIS VACCINES            -18%             43            -27%              31             22%              11
                     VIRAL VACCINES              1%            135             -1%             124             19%              11
                     OTHER VACCINES             -9%             46            -13%              34              5%              12

   * 100% or over



TOTAL SALES: VOLUME, PRICE, EXCHANGE
------------------------------------


                                                    2Q '04         % CHG.         VOL           PX            FX
TOTAL PHARMACEUTICAL SALES                         $ 6,022             9%            5             1             3
                                                   -------             --            -             -             -

                U.S. ($ MM)                          3,454             7%            4             3             0
             Foreign ($ MM)                          2,567            11%            7            -3             7
------------------------------------------------------------------------------------------------------------------------------------


(1) Sales growth for the quarter includes a favorable comparison to 2003, which was impacted by $405 million of wholesaler buy-out. Following the implementation of the new distribution program for U.S. wholesalers in the fourth quarter of 2003, fluctuations in 2004 sales caused by wholesaler investment buying have significantly moderated.

                                                                    Exhibit 99.2
                                  MERCK & CO., INC.
                             OTHER FINANCIAL DISCLOSURES
                                    YEAR-TO-DATE
                                        2004

NET PRODUCT SALES DETAIL (millions of dollars)
----------------------------------------------



                                                                     JUNE YTD `04 vs. JUNE YTD `03
                                        --------------------------------------------------------------------------------------------
                                              TOTAL            TOTAL           U.S.           U.S.           FOREIGN         FOREIGN
      PRODUCT                                 % CHG              $            % CHG             $             % CHG             $
------------------------------------------------------------------------------------------------------------------------------------
                             AGGRASTAT          -10%              44              *               -             12%              44
                               ARCOXIA             *              92              -               -               *              92
                              CANCIDAS           75%             189            72%             107             79%              82
                       COZAAR / HYZAAR           15%           1,354             8%             475             20%             879
                    CRIXIVAN / STOCRIN          -22%             129           -81%              12             14%             116
                                 EMEND            4%              15            -2%              14               *               1
                               FOSAMAX           16%           1,551             4%             880             35%             671
                                INVANZ           94%              27            72%              20               *               8
                                MAXALT            5%             135            -6%              80             25%              54
                              PRIMAXIN           -2%             303           -31%              65             11%             238
                              PROPECIA           10%             128             8%              61             12%              67
                               PROSCAR           15%             359            17%             178             14%             181
                             SINGULAIR           43%           1,266            46%             880             36%             385
                TIMOPTIC / TIMOPTIC XE           -3%              76           -34%               5              0%              71
                      TRUSOPT / COSOPT           16%             264            15%             110             17%             155
                   VASOTEC / VASERETIC            0%             367              *               -             -2%             367
                                 VIOXX            0%           1,314           -13%             743             25%             571
                                 ZOCOR           11%           2,665            33%           1,858            -19%             807
                    HEPATITIS VACCINES          -12%             103           -14%              84             -3%              19
                        VIRAL VACCINES            0%             252            -2%             229             28%              23
                        OTHER VACCINES          -10%              98           -14%              74              2%              24

* 100% or over



TOTAL SALES: VOLUME, PRICE, EXCHANGE
------------------------------------

                                     YTD `04      % CHG.        VOL             PX              FX
TOTAL PHARMACEUTICAL SALES          $ 11,653          5%            0               1               4
                                   ---------          --           --              --              --

                U.S. ($ MM)            6,710          1%           -2               3               0
             Foreign ($ MM)            4,943         11%            4              -3              10
---------------------------------------------------------------------------------------------------------------------------------

                                                                    Exhibit 99.2

                                MERCK & CO., INC.
                           OTHER FINANCIAL DISCLOSURES
                                 SECOND QUARTER
                                      2004
 ===============================================================================

  OTHER (INCOME)/EXPENSE, NET FROM CONTINUING OPERATIONS (millions of dollars)
  ----------------------------------------------------------------------------


                                                                            2Q `04       2Q `03        YTD 2004        YTD 2003
       --------------------------------------------------------------------------------------------------------------------------
       INTEREST INCOME                                                    $ (68.5)        $ (82.2)      $ (134.2)       $ (169.6)
       INTEREST EXPENSE                                                      71.6            94.6          144.4           189.9
       EXCHANGE (GAINS)/LOSSES                                               14.9           (16.3)           7.1           (23.4)
       MINORITY INTERESTS                                                    36.8            40.6           76.4            92.4
       AMORTIZATION OF INTANGIBLES                                           37.2            36.9           74.5            68.2
       Other, net                                                           (22.1)         (195.4)        (339.1)         (231.5)
                                                                          -------------------------------------------------------
       TOTAL                                                              $  69.9         $(121.8)      $ (170.9)       $  (74.0)
       --------------------------------------------------------------------------------------------------------------------------

=================================================================================================================================


  JOINT VENTURE SALES DETAIL (MILLIONS OF DOLLARS)
  ------------------------------------------------
  All sales reported here are end-market JV sales, presented on a "NET" basis.


       MERIAL                                                               2Q `04          2Q `03        YTD 2004       YTD 2003
       --------------------------------------------------------------------------------------------------------------------------
       IVOMEC, HEARTGARD, other avermectins                                 $ 103           $ 115          $ 197           $ 212
       FRONTLINE                                                              184             171            345             303
       Biologicals                                                            110              98            223             200
       Other Animal Health                                                     58              50            109              96
       Poultry Breeding                                                        36              37             71              75
                                                                            -----------------------------------------------------
       TOTAL MERIAL SALES                                                   $ 491           $ 470          $ 945           $ 887
       --------------------------------------------------------------------------------------------------------------------------


       AVENTIS PASTEUR-MSD                                                  2Q `04          2Q `03        YTD 2004       YTD 2003
       --------------------------------------------------------------------------------------------------------------------------
       HEPATITIS VACCINES                                                   $  21            $ 19           $ 41            $ 37
       VIRAL VACCINES                                                          14              13             27              24
       Other Vaccines                                                         125             114            245             204
                                                                            -----------------------------------------------------
       TOTAL AP-MSD SALES                                                   $ 159           $ 146          $ 313           $ 265
       --------------------------------------------------------------------------------------------------------------------------


       MERCK / SCHERING-PLOUGH COLLABORATION                               2Q `04          2Q `03        YTD 2004        YTD 2003
       --------------------------------------------------------------------------------------------------------------------------
       VYTORIN (Worldwide)                                                  $   5           $ -            $   5           $ -
       ZETIA (Worldwide)                                                      242             123            432             169
       TOTAL                                                                $ 247           $ 123          $ 437           $ 169
       --------------------------------------------------------------------------------------------------------------------------

       ==========================================================================================================================